SEC File Nos.
811-1884
2-34371

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 53  (X)
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 32   (X)

ENDOWMENTS
(Exact name of registrant as specified in charter)
P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120 (Address of principal executive offices) (Zip Code)
Registrant's Telephone Number, Including Area Code:  (415) 421-9360

Patrick F. Quan
Vice President and Secretary
Endowments
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)
Copy to:
Robert E. Carlson, Esq.
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071

Approximate date of proposed public offering:
    [X] It is proposed that this filing will become effective on October 1, 2002 pursuant to paragraph (b) of Rule 485.

Endowments/SM/







Endowments (the "Trust") is an open-end management investment company with two diversified series, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").

Shareholders of the Trust are limited to: (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of the Trust's shareholders.



TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Funds
 5    Investment Objectives, Strategies and Risks
 9    Management and Organization
11    Shareholder Information
11    Purchase and Exchange of Shares
13    How to Sell Shares
14    Distributions and Taxes
15    Financial Highlights
17    Appendix








 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 October 1, 2002

Risk/Return Summary

GROWTH AND INCOME PORTFOLIO The fund seeks primarily to make your investment grow over time and secondarily to provide you with income and preserve capital. The fund invests primarily in common stocks or securities convertible into common stock that have favorable prospects for long-term growth of capital and income.

The fund is designed for investors seeking long-term growth of principal, as well as income and preservation of capital. Your investment in the fund is subject to risks, including the possibility that events specifically involving the companies in which the funds invests, as well as the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad.

BOND PORTFOLIO The fund seeks to maximize your level of current income and preserve your capital. Any capital appreciation is incidental to the fund's objective of current income. The fund invests in investment grade debt securities.

The fund is designed for investors seeking current income, as well as capital preservation. The prices of and the income generated by debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad.

RISKS APPLICABLE TO BOTH FUNDS Although all securities in the funds' portfolios may be adversely affected by currency fluctuations or world political, social and economic instability, investments outside the U.S. may be affected to a greater extent.

Your investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.



                                     1
                                                        Endowments / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the funds by showing changes in the funds' investment results from year to year and by showing how the funds' average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

GROWTH AND INCOME PORTFOLIO

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992   9.56%
1993   9.56
1994   1.54
1995  28.31
1996  17.43
1997  28.81
1998  11.28
1999   3.64
2000  18.21
2001   1.66
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST               13.43%  (quarter ended December 31, 2000)
LOWEST                -8.33%  (quarter ended September 30, 1999)


The year-to-date result was -1.92% for the six months ended June 30, 2002.



 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR      FIVE YEARS      TEN YEARS       27 YEARS/1/
--------------------------------------------------------------------------------------
 GROWTH AND INCOME
 PORTFOLIO - BEGAN          1.66%         12.29%         12.61%           14.21%
 7/26/75
 S&P 500/2/               -11.83%         10.69%         12.91%           13.99%
 30-day yield at December 31, 2001: 1.52%
 (For current yield information, please call American Funds Service Company at
 1-800-421-8511, ext. 99635.)



1 For the period beginning July 26, 1975 (when Capital Research and Management
 Company became the fund's investment adviser).

2 The Standard & Poor's 500 Composite Index is an asset-weighted, broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.



                                     2
Endowments / Prospectus

BOND PORTFOLIO

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1992   9.40%
1993  12.23
1994  -4.30
1995  15.99
1996   3.99
1997   8.72
1998   7.47
1999  -0.40
2000   9.72
2001   7.77
[end chart]




Highest/lowest quarterly results during this time period were:


HIGHEST                     5.44%  (quarter ended September 30, 1992)
LOWEST                      -3.64%  (quarter ended March 31, 1994)



The year-to-date result was 2.63% for the six months ended June 30, 2002.



 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                          ONE YEAR       FIVE YEARS       TEN YEARS        27 YEARS/1/
------------------------------------------------------------------------------------------
 BOND PORTFOLIO -           7.77%           6.59%           6.90%             9.21%
 BEGAN 7/26/75
 Lehman Brothers            8.44%           7.43%           7.23%              N/A
 Aggregate Bond
 Index/2/
------------------------------------------------------------------------------------------
 30-day yield at December 31, 2001: 6.09%
 (For current yield information, please call American Funds Service Company at
 1-800-421-8511, ext. 99635.)



1 For the period beginning July 26, 1975 (when Capital Research and Management
 Company became the fund's investment adviser).

2 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.This index was not in existence as of the date Capital Research and
 Management Company became the fund's investment adviser; therefore, 27-year results are not available.



                                     3
                                                        Endowments / Prospectus

Fees and Expenses of the Funds



SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       GROWTH
                                                         AND
                                                       INCOME       BOND
                                                      PORTFOLIO   PORTFOLIO
Maximum sales charge imposed on purchases               none        none
(as a percentage of offering price)
----------------------------------------------------------------------------
Maximum sales charge imposed on reinvested dividends    none        none
----------------------------------------------------------------------------
Maximum deferred sales charge                           none        none
----------------------------------------------------------------------------
Redemption or exchange fees                             none        none







 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                                              GROWTH
                                               AND
                                              INCOME        BOND
                                            PORTFOLIO   PORTFOLIO
-------------------------------------------
 Management Fees                              0.50%        0.50%
--------------------------------------------
 Distribution and/or Service (12b-1) Fees     none         none
--------------------------------------------
 Other Expenses                               0.16%        0.20%
--------------------------------------------
 Total Annual Fund Operating Expenses         0.66%        0.70%


EXAMPLES

The examples below are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in each fund for the time periods indicated, that your investment has a 5% return each year and that each fund's operating expenses remain the same as shown above. The examples do not include fees that may be charged by financial intermediaries. These fees are independent of fund expenses and will increase the overall cost of your investment. Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:




                             ONE   THREE  FIVE     TEN
                             YEAR  YEARS  YEARS   YEARS
--------------------------------------------------------
Growth and Income Portfolio  $67   $211   $368    $822
--------------------------------------------------------
Bond Portfolio                72    224    390     871
-----------------------------






                                     4
Endowments / Prospectus

Investment Objectives, Strategies and Risks

GROWTH AND INCOME PORTFOLIO The primary investment objective of the fund is long-term growth of principal, with income and preservation of capital as secondary objectives. The fund invests primarily in common stocks or securities convertible into common stocks. The fund emphasizes stocks of companies which have favorable prospects for long-term growth of capital and income.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.

BOND PORTFOLIO The investment objective of the fund is to seek as high a level of current income as is consistent with the preservation of capital. The fund invests in debt securities rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. The fund also invests in securities issued and guaranteed by the U.S. government. Normally, at least 80% of the fund's assets will be invested in bonds.

The prices of and the income generated by most debt securities held by the fund may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

                        *               *              *

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

The funds may also hold cash or money market instruments. The size of each fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of each fund's objectives in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.



                                     5
                                                        Endowments / Prospectus

Each fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about each fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek attractively priced securities that represent above average long-term investment opportunities. This can be accomplished through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

As the majority of the funds' shareholders are non-profit institutions, the funds' investments will be consistent with the standards generally considered prudent by fiduciaries and trustees of such institutions.

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the funds have other investment practices that are described in this prospectus and in the statement of additional information.

Growth and Income Portfolio may invest its assets in common stocks and other securities of issuers domiciled outside the U.S. Bond Portfolio may invest in obligations of corporations or government entities domiciled outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by Bond Portfolio will be liquid, and meet the quality standards set forth above. The value of non-U.S. securities can decline in response to various factors including currency fluctuations; political, social and economic instability; differing securities regulations; and administrative difficulties such as delays in clearing and settling portfolio transactions.



                                     6
Endowments / Prospectus

The following charts illustrate selected information from the funds' investment portfolios:



                          GROWTH AND INCOME PORTFOLIO


                                                    PERCENT OF
TEN LARGEST INDUSTRY HOLDINGS AS OF JULY 31, 2002   NET ASSETS
Pharmaceuticals                                        7.86%
----------------------------------------------------------------
Insurance                                              6.30
----------------------------------------------------------------
Banks                                                  5.28
----------------------------------------------------------------
Diversified Telecommunication Services                 5.19
----------------------------------------------------------------
Oil & Gas                                              4.81
----------------------------------------------------------------
Diversified Financials                                 4.68
----------------------------------------------------------------
Electric Utilities                                     3.84
----------------------------------------------------------------
Commercial Services & Supplies                         3.19
----------------------------------------------------------------
Food Products                                          2.95
----------------------------------------------------------------
Tobacco                                                2.78




                                                      PERCENT OF
TEN LARGEST INDIVIDUAL HOLDINGS AS OF JULY 31, 2002   NET ASSETS
Philip Morris                                            2.78%
------------------------------------------------------------------
Eli Lilly                                                2.69
------------------------------------------------------------------
General Electric                                         2.45
------------------------------------------------------------------
Duke Energy                                              2.43
------------------------------------------------------------------
Wells Fargo                                              2.02
------------------------------------------------------------------
J.P. Morgan Chase                                        1.98
------------------------------------------------------------------
Verizon Communications                                   1.83
------------------------------------------------------------------
Exxon Mobil                                              1.46
------------------------------------------------------------------
PepsiCo                                                  1.36
------------------------------------------------------------------
SBC Communications                                       1.32



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com/endowments.






                                     7
                                                        Endowments / Prospectus

                                 BOND PORTFOLIO

[pie chart]
HOLDINGS BY INVESTMENT TYPE AS OF JULY 31, 2002
Corporate Bonds 53.66%
U.S. Treasury Securities 11.36
Agency Mortgage-Backed Securities 11.30
Other Mortgage-Backed Securities 7.48
Asset-Backed Securities 6.02
Federal Agency Notes & Bonds 3.22
Non-U.S. Government Obligations 0.30
Cash & Equivalents 6.66
[end chart]



HOLDINGS BY QUALITY RATING AS OF JULY 31, 2002              PERCENT OF
                                                            NET ASSETS
See the Appendix for a description of quality categories.
U.S. Treasury and Agency                                      25.88%
------------------------------------------------------------------------
Cash and Equivalents                                           6.66
------------------------------------------------------------------------
Aaa/AAA                                                        9.65
------------------------------------------------------------------------
Aa/AA                                                          3.57
------------------------------------------------------------------------
A/A                                                           23.66
------------------------------------------------------------------------
Baa/BBB                                                       27.56
------------------------------------------------------------------------
Ba/BB or below*                                                3.02


* Represents bonds whose quality ratings were downgraded while held by the fund.



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com/endowments.



                                     8
Endowments / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the funds and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the funds. The total management fees paid by the funds, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Growth and Income Portfolio and Bond Portfolio are:



                                     9
                                                        Endowments / Prospectus

GROWTH AND INCOME PORTFOLIO




 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER (OR
 TITLE (IF APPLICABLE)         EXPERIENCE IN THIS FUND     AFFILIATE) AND INVESTMENT EXPERIENCE
 ROBERT G. O'DONNELL                  12 years             Senior Vice President and Director, Capital
 Chairman                       (plus 18 years prior       Research and Management Company
                              experience as a research
                              professional for the fund)   Investment professional for 30 years in total;
                                                           27 years with Capital Research and
                                                           Management Company or affiliate
-----------------------------------------------------------------------------------------------------------
 CLAUDIA P. HUNTINGTON                 7 years             Senior Vice President, Capital Research and
 Senior Vice President          (plus 20 years prior       Management Company
                              experience as a research
                              professional for the fund)   Investment professional for 30 years in total;
                                                           27 years with Capital Research and
                                                           Management Company or affiliate
-----------------------------------------------------------------------------------------------------------
 GREGORY D. JOHNSON                    3 years             Vice President, Capital Research Company
 Vice President
                                                           Investment professional for 9 years, all with
                                                           Capital Research and Management Company
                                                           or affiliate
-----------------------------------------------------------------------------------------------------------


BOND PORTFOLIO




 PORTFOLIO COUNSELOR/ FUND     PORTFOLIO COUNSELOR     PRIMARY TITLE WITH INVESTMENT ADVISER (OR
 TITLE (IF APPLICABLE)       EXPERIENCE IN THIS FUND   AFFILIATE) AND INVESTMENT EXPERIENCE
 ABNER D. GOLDSTINE                 27 years           Senior Vice President and Director, Capital
 Senior Vice President                                 Research and Management Company

                                                       Investment professional for 50 years in total;
                                                       35 years with Capital Research and
                                                       Management Company or affiliate
-------------------------------------------------------------------------------------------------------
 JOHN H. SMET                       14 years           Senior Vice President, Capital Research and
 Senior Vice President                                 Management Company

                                                       Investment professional for 20 years in total;
                                                       19 years with Capital Research and
                                                       Management Company or affiliate
-------------------------------------------------------------------------------------------------------




                                     10
Endowments / Prospectus

Shareholder Information

SHAREHOLDER SERVICES

American Funds Service Company, the funds' transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice.


An agent of American Funds Service Company who performs transfer agent services for the funds is located at 333 South Hope Street, Los Angeles, CA 90071.

Purchase and Exchange of Shares

Shares of the funds may be purchased directly from the funds or through certain registered investment advisers (who may impose transaction charges in addition to those described in this prospectus) only by: (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization.

The minimum initial purchase is $50,000 for either fund; there is no minimum on subsequent investments. The minimum initial investment may be reduced by the board of trustees for investments which meet certain standards. Any shareholder which no longer fulfills the characteristics described above must transfer its shares to an eligible entity or, at the shareholder's option, sell its shares at net asset value.

The purchase price of shares may be paid in cash or in acceptable securities valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of Shares" and "Price of Shares."
 Acceptable securities are those securities deemed acceptable by Capital Research and Management Company; that is, those securities which the investment adviser deems to be consistent with the investment objectives and policies of the funds.

Various services are available as described below:

AUTOMATIC REINVESTMENT

Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise. You also may elect to have dividends and/or capital gain distributions paid in cash.



                                     11
                                                        Endowments / Prospectus

RIGHTS OF ACCUMULATION

You may be able to take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in the Growth and Income Portfolio and the Bond Portfolio, as well as your holdings in the American Funds, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of money market funds are excluded.

EXCHANGE FEATURE

As a shareholder of the Growth and Income Portfolio and/or the Bond Portfolio, you may be able to exchange all or part of your shares of one fund at net asset value for shares of the other fund, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of the Growth and Income Portfolio and/or the Bond Portfolio. The Cash Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.

This exchange may have potential tax consequences for you. You should consult your tax or financial advisers before exchanging your shares under this option.


AUTOMATIC WITHDRAWALS

You may be able to authorize automatic withdrawals from your accounts. All shares owned or purchased by you will be credited to your withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete your invested capital. Withdrawal payments, therefore, should not be considered as yield or income on the investment.

ACCOUNT STATEMENT

A shareholder account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company or another transfer agent.

VALUING SHARES

Each fund's net asset value is the value of a single share. Each fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, each fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.



                                     12
Endowments / Prospectus

How To Sell Shares

Shares are credited to your account and shares of the funds are redeemable through the funds at net asset value. You may sell (redeem) your shares by tendering a request in proper form at the offices of Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071.
 Proper tender of shares requires a written request for redemption. Requests to sell must be signed and the authorized signature(s) of the shareholder guaranteed by an "eligible guarantor" which includes a bank or savings and loan association that is federally insured or a member firm of the National Association of Securities Dealers, Inc. Notarization by a notary public is not an acceptable signature guarantee.

Shares purchased through registered investment advisers must be sold through the advisers (who may impose transaction charges not described in this prospectus).

The funds do not have dealer agreements and do not accept redemption orders from broker-dealers. The price you receive for the shares you sell is the net asset value next determined after your order and all required documents are received and accepted. Because the funds' net asset values fluctuate, reflecting the market value of the funds' portfolios, the amount you receive for shares sold may be more or less than the amount paid for them.



                                     13
                                                        Endowments / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

Each fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of these funds or other American Funds, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.


TAXES ON DISTRIBUTIONS

Distributions you receive from the funds may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The funds' distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the funds will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

TAXES ON TRANSACTIONS

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

Please see your tax adviser for further information.



                                     14
Endowments / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand each fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and capital gain distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each fund's financial statements, is included in the statement of additional information, which is available upon request.

GROWTH AND INCOME PORTFOLIO




                                  INCOME FROM INVESTMENT OPERATIONS/1/          DIVIDENDS AND DISTRIBUTIONS
                                              Net (losses)
                                                gains on
                      Net asset                securities                Dividends
                       value,       Net      (both realized  Total from  (from net   Distributions                    Net asset
                      beginning  investment       and        investment  investment      (from           Total      value, end of
                      of period    income     unrealized)    operations   income)    capital gains)  distributions     period
-----------------------------------------------------------------------------------------------------------------------------------
Year ended 7/31/2002   $13.11       $.23        $(1.33)       $(1.10)      $(.24)        $(.16)        $  (.40)        $11.61
Year ended 7/31/2001    11.94        .30          1.81          2.11        (.34)         (.60)           (.94)         13.11
Year ended 7/31/2000    13.91        .37          (.89)         (.52)       (.34)        (1.11)          (1.45)         11.94
Year ended 7/31/1999    12.09        .37          1.79          2.16        (.34)            -            (.34)         13.91
Year ended 7/31/1998    22.66        .51          1.16          1.67        (.57)       (11.67)         (12.24)         12.09
-----------------------------------------------------------------------------------------------------------------------------------



                                Net assets,    Ratio of    Ratio of net
                                  end of      expenses to   income to    Portfoli o
                       Total      period      average net  average net    turnover
                      return   (in millions)    assets        assets        rate
------------------------------------------------------------------------------------
Year ended 7/31/2002  (8.60)%       $63          .66 %        1.81%          50%
Year ended 7/31/2001  18.23          61          .71          2.32           49
Year ended 7/31/2000  (3.31)         50          .73          3.03           60
Year ended 7/31/1999  18.21          52          .75/2/       2.90           52
Year ended 7/31/1998   9.05          43          .75/2/       2.69           49
------------------------------------------------------------------------------------



1 Years ended 2000, 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.

2 Had Capital Research and Management Company not waived management services fees, the fund's expense ratio would have been 0.79% and 0.89% for the fiscal years ended 1999 and 1998, respectively.
                                                        Endowments / Prospectus

                                     16
BOND PORTFOLIO




                                  INCOME FROM INVESTMENT OPERATIONS/1/          DIVIDENDS AND DISTRIBUTIONS
                                              Net (losses)
                                                gains on
                      Net asset                securities                Dividends
                       value,       Net      (both realized  Total from  (from net   Distributions                    Net asset
                      beginning  investment       and        investment  investment      (from           Total      value, end of
                      of period    income     unrealized)    operations   income)    capital gains)  distributions     period
-----------------------------------------------------------------------------------------------------------------------------------
Year ended 7/31/2002   $16.56      $ .99         $(.53)        $ .46      $(1.09)        $   -          $(1.09)        $15.93
Year ended 7/31/2001    15.79       1.16           .77          1.93       (1.16)            -           (1.16)         16.56
Year ended 7/31/2000    16.17       1.16          (.37)          .79       (1.16)         (.01)          (1.17)         15.79
Year ended 7/31/1999    16.93       1.14          (.84)          .30       (1.06)            -           (1.06)         16.17
Year ended 7/31/1998    17.17       1.19          (.09)         1.10       (1.34)            -           (1.34)         16.93
-----------------------------------------------------------------------------------------------------------------------------------



                               Net assets,    Ratio of    Ratio of net
                                 end of      expenses to   income to    Portfoli o
                      Total      period      average net  average net    turnover
                      return  (in millions)    assets        assets        rate
-----------------------------------------------------------------------------------
Year ended 7/31/2002   2.82%       $50          .70 %        6.07%          70%
Year ended 7/31/2001  12.67         46          .75/2/       7.18           48
Year ended 7/31/2000   5.13         32          .75/2/       7.31           59
Year ended 7/31/1999   1.75         31          .75/2/       6.84           54
Year ended 7/31/1998   6.70         29          .75/2/       6.87           50
-----------------------------------------------------------------------------------



1 Years ended 2000, 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.

2 Had Capital Research and Management Company not waived management services fees, the fund's expense ratio would have been 0.79%, 0.86%, 0.95% and 1.08% for the fiscal years ended 2001, 2000, 1999 and 1998, respectively.
Endowments / Prospectus

Appendix

Growth and Income Portfolio generally invests in debt securities rated A or better; Bond Portfolio generally invests in debt securities rated Baa/BBB or better.

Moody's Investors Service, Inc. (Moody's) rates the long-term debt securities
-----------------------------------------
issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."



                                     17
                                                        Endowments / Prospectus

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's Corporation (Standard & Poor's) rates the long-term debt
-------------------------------------------------
securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

AAA - "An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."

AA - "An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."

A - "An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."

BBB - "An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."

BB - "An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B - "An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."



                                     18
Endowments / Prospectus

CCC - "An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC - "An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C - "A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D - "An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."





                                     19
                                                        Endowments / Prospectus

NOTES



                                     20
Endowments / Prospectus

NOTES



                                     21
                                                        Endowments / Prospectus

          FOR SHAREHOLDER           American Funds Service
          SERVICES                  Company
                                    800/421-0180
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------



ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the funds including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the funds' investment strategies, and the

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the funds, including the funds' financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the funds

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the funds are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference

If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the funds at P.O. Box 7650 San

















[LOGO - recycled bug]





Printed on recycled paper                   Investment Company Act No. 811-1884
ENDI-BENDI-010-1002/RRD
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management   Capital International
Capital Guardian        Capital Bank and Trust

                                   ENDOWMENTS

                                     Part B
                      Statement of Additional Information

                              October 1, 2002

Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").


This document is not a prospectus but should be read in conjunction with the current prospectus of Endowments dated October 1, 2002. The prospectus may be obtained by writing to the Trust at the following address:

                                   Endowments
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                                 P.O. Box 7650
                            San Francisco, CA 94120
                                 (415) 421-9360

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        3
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       20
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       25
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       26
General Information . . . . . . . . . . . . . . . . . . . . . . . .       27
Investment Results and Related Statistics . . . . . . . . . . . . .       29
Financial Statements




                              Endowments - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the funds' net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.


GROWTH AND INCOME PORTFOLIO

     EQUITY SECURITIES

     . The fund will normally invest primarily in common stocks or securities convertible into common stock.

     NON-U.S. SECURITIES

     . The fund may invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the U.S.

BOND PORTFOLIO

     DEBT SECURITIES

     .Normally, at least 80% of the fund's assets will be invested in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents).

     .The fund will invest in debt securities rated Baa or above by Moody's
          Investors Service, Inc. ("Moody's") or BBB or above by Standard & Poor's ("S&P") or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser.

     .The fund has no current intention of investing in securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality by Capital Research and Management Company ("CRMC"). The fund is not required to dispose of a security in the event that its rating is reduced below Baa or BBB (or it is not rated and its quality becomes equivalent to such a security).

     .The debt securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets. The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income.

     NON-U.S. SECURITIES

     .The fund may invest up to 20% of its assets in obligations of corporations or government entities domiciled outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, and meet the quality standards set forth above. Up to 10% of the fund's assets may be invested in securities denominated in currencies other than the U.S. dollar.

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


                              Endowments - Page 2

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


GROWTH AND INCOME PORTFOLIO
---------------------------

EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


BOND PORTFOLIO
--------------

PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and


                              Endowments - Page 3
interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield


                              Endowments - Page 4
fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO
----------------------------------------------

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of


                              Endowments - Page 5
general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


                              Endowments - Page 6

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The funds may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


CURRENCY TRANSACTIONS - The funds can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates (although Growth and Income Portfolio has no current intention to do so),. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The funds will not generally attempt to protect against all potential changes in exchange rates. The funds will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the funds may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the funds for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The funds may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS - The funds may enter into repurchase agreements (although Growth and Income Portfolio has no current intention to do so), under which the funds buy a security and


                              Endowments - Page 7
obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the funds' annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - Each fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the 1940 Act, as amended, as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the funds.


1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of


                              Endowments - Page 8
portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

4. A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

The following investment policies of the funds and all other policies described in the funds' prospectus and this statement of additional information are considered non-fundamental and may be changed at any time with the approval of the funds' board of trustees. The following non-fundamental policies apply to both funds:


1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts or calls.

3. The funds may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

The following non-fundamental policy applies to the Growth and Income Portfolio only:


1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.


                              Endowments - Page 9

The following non-fundamental policy applies to the Bond Portfolio only:


1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the funds' board of trustees.


                              Endowments - Page 10

                                   MANAGEMENT


BOARD OF TRUSTEES AND OFFICERS

                                                                                       NUMBER OF BOARDS
                       POSITION   YEAR FIRST ELECTED                                    WITHIN THE FUND
                       WITH THE       A TRUSTEE       PRINCIPAL OCCUPATION(S) DURING  COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
    NAME AND AGE        TRUST      OF THE TRUST/1/             PAST 5 YEARS             TRUSTEE SERVES          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
 Steven D. Lavine      Trustee           1994          President, California          1                     None
 Age: 55                                               Institute of the Arts
-----------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda     Trustee           2000          Executive Vice President of    1                     None
 Age: 42                                               External Affairs, California
                                                       Community Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia A.           Trustee           1988          Chief Financial Officer,       1                     None
 McBride                                               Cosmetic and Maxillofacial
 Age: 59                                               Surgery Center
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale         Trustee           1998          President, The Lovejoy         5                     None
 Age: 67                                               Consulting Group, Inc. (a
                                                       pro-
                                                       bono consulting group
                                                       advising
                                                       non-profit organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth    Trustee           1993          Management Consultant,         1                     None
 Age: 66                                               Ziebarth Company
-----------------------------------------------------------------------------------------------------------------------------------






                                    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)      NUMBER OF BOARDS
                        POSITION        A TRUSTEE                  DURING               WITHIN THE FUND
                        WITH THE      AND/OR OFFICER          PAST 5 YEARS AND        COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
    NAME AND AGE         TRUST       OF THE TRUST/1/           POSITIONS HELD           TRUSTEE SERVES          HELD BY TRUSTEE
--------------------------------------------------------  WITH AFFILIATED ENTITIES
                                                        ---------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Robert B. Egleston    Trustee             1989          Former Chairman of the       1                     None
 Age: 71                                                 Board, The Capital Group
                                                         Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Frank L. Ellsworth    Trustee             1992          Vice President, Capital      1                     None
 Age: 59                                                 Research and Management
                                                         Company; former President,
                                                         Independent Colleges of
                                                         Southern California
-----------------------------------------------------------------------------------------------------------------------------------
 Robert G.             Chairman            1995          Senior Vice President and    3                     None
 O'Donnell             of                                Director, Capital Research
 Age: 58               the Board                         and
                                                         Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas E. Terry       Trustee             1969          Consultant; former Vice      1                     None
 Age: 64                                                 President and Secretary,
                                                         Capital Research and
                                                         Management Company
                                                         (retired 1994)
-----------------------------------------------------------------------------------------------------------------------------------




                              Endowments - Page 11

                               POSITION         YEAR FIRST ELECTED                  PRINCIPAL OCCUPATION(S) DURING
                               WITH THE             AN OFFICER                      PAST 5 YEARS AND POSITIONS HELD
     NAME AND AGE               TRUST            OF THE TRUST/1/                       WITH AFFILIATED ENTITIES
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine          Senior Vice               1995         Senior Vice President and Director, Capital Research and
 Age: 72                      President                             Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Claudia P.                  Senior Vice               1996         Senior Vice President, Capital Research and Management Company
 Huntington                   President
 Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet                Senior Vice               1996         Senior Vice President, Capital Research and Management Company
 Age: 46                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Gregory D. Johnson         Vice President             2000         Vice President, Capital Research Company*
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
 Patrick F. Quan          Vice President and           1986         Vice President - Fund Business Management Group, Capital
 Age: 44                      Secretary                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Krista L. Johnson          Assistant Vice             2000         Assistant Vice President, Fund Business Management Group,
 Age: 37                      President                             Capital
                                                                    Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman            Treasurer                1998         Vice President - Fund Business Management Group, Capital
 Age: 32                                                            Research
                                                                    and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,       Assistant Treasurer           1998         Vice President - Fund Business Management Group, Capital
 Jr.                                                                Research
 Age: 39                                                            and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                              Endowments - Page 12

* Company affiliated with Capital Research and Management Company.

1 Trustees and officers of the funds serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each trustee as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital Research and Management Company, or its affiliated entities.
5 All of the officers listed, except Gregory D. Johnson and Krista L. Johnson, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management
  Company serves as Investment Adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                              Endowments - Page 13

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                SHARES OWNED/2/               BY TRUSTEE
-------------------------------------------------------------------------------
 "NON-INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Steven D. Lavine                   None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Joseph M. Lumarda                  None                       None
-------------------------------------------------------------------------------
 Patricia A. McBride                None                       None
-------------------------------------------------------------------------------
 Gail L. Neale                      None                   Over $100,000
-------------------------------------------------------------------------------
 Robert C. Ziebarth                 None                       None
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES/3/
-------------------------------------------------------------------------------
 Robert B. Egelston                 None                       None
-------------------------------------------------------------------------------
 Frank L. Ellsworth                 None                       None
-------------------------------------------------------------------------------
 Robert G. O'Donnell                None                   Over $100,000
-------------------------------------------------------------------------------
 Thomas E. Terry                    None                       None
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group Companies, Inc.
  retirement plan and 401(k) plan.
2 Shareholders of the Trust are limited to: (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of the Trust's shareholders.
3 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' Investment Adviser, Capital
  Research and Management Company, or its affiliated entities.


                              Endowments - Page 14

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2002


                                                                                                   TOTAL COMPENSATION (INCLUDING
                                                                                                        VOLUNTARILY DEFERRED
                                                                                                          COMPENSATION/1/)
                                                                        AGGREGATE COMPENSATION       FROM ALL FUNDS MANAGED BY
                                 NAME                                       FROM THE TRUST        CAPITAL RESEARCH AND MANAGEMENT
------------------------------------------------------------------------------------------------    COMPANY OR ITS AFFILIATES/2/
                                                                                                ------------------------------------
 Steven D. Lavine                                                                None                            None
------------------------------------------------------------------------------------------------------------------------------------
 Joseph M. Lumarda                                                               None                            None
------------------------------------------------------------------------------------------------------------------------------------
 Patricia A. McBride                                                             None                            None
------------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                                                                   None                         $96,500
------------------------------------------------------------------------------------------------------------------------------------
 Robert C. Ziebarth                                                              None                            None
------------------------------------------------------------------------------------------------------------------------------------



1 Amounts may be deferred under a non-qualified deferred compensation plan.
  Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.

The Trust does not pay any salaries or fees to its trustees or officers. No pension or retirement benefits are accrued as part of fund expenses. However, the Trust reimburses certain expenses of the trustees who are not affiliated with the investment adviser.


All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions as indicated:


Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, Asia Society California Center, Cultural Policy Network Project of the Center for Arts and Culture, KCET Public Broadcasting, KCRW-FM National Public Radio, Los Angeles County Museum of Art, Los Angeles Philharmonic Association, The Music Center Operating Company, The Music Center of Los Angeles County; Joseph M. Lumarda - Asian Americans and Pacific Islanders in Philanthropy, Saint Joseph Healthcare Foundation; Patricia
A. McBride - Commemara Conservancy Foundation, Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Dallas Women's Foundation, Girl Scout Council, Inc., Eugene and Margaret McDermott Art Fund, St. Mark's School of Texas, Southwest Museum of Science and Technology; Gail L. Neale - Circus Smirkus, Concern for Dying, The Flynn Theater, The Frances Clark Center for Keyboard Pedagogy, National Advisory Council, Hampshire College, The JL Foundation, The Madison-Deane Initiative of the Visiting Nurse Association, Preservation Trust of Vermont, Shelburne Farms, The United Way, The Vera


                              Endowments - Page 15

Institute of Justice, The Vermont Folklife Center; Robert G. O'Donnell - University of California, Berkeley Foundation, Library Advisory Board, University of California, Berkeley, Phi Beta Kappa Association of Northern California, Audit Committee, Town of Atherton, California; Thomas E. Terry - Academy of Arts and Sciences, Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Community Foundation, Madison Opera, Inc., National Football Scholarship Foundation, Ten Chimneys Foundation, Waisman Center--University of Wisconsin; Robert C. Ziebarth
- Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.


TRUST ORGANIZATION AND THE BOARD OF TRUSTEES

Endowments, Inc., the predecessor to the Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to the Bond Portfolio, was organized as a Delaware corporation in 1970. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as two separate series of Endowments, a Delaware business trust which is a registered, open-end, diversified management investment company organized on May 14, 1998. The two separate series are called Growth and Income Portfolio and Bond Portfolio. On July 31, 1998, all assets of Endowments, Inc. and Bond Portfolio for Endowments, Inc. were transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.


Delaware law charges Trustees with the duty of managing the business affairs of the Trust. Trustees are considered to be fiduciaries of the Trust and should act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use to attain the purposes of the Trust.


As of September 1, 2002, the following shareholders owned 5% or more of the funds' outstanding shares:


GROWTH AND INCOME PORTFOLIO

                                                                  PERCENTAGE
                                                       SHARES         OF
                  NAME AND ADDRESS                      OWNED     SHARES OWNED
-------------------------------------------------------------------------------
California Institute for the Arts
24700 McBean Parkway                                   624,076       11.1%
Valencia, CA 91355
-------------------------------------------------------------------------------
Citizens' Scholarship of America
1505 Riverview Road
P.O. Box 297                                           477,299        8.4%
St. Peter, MN 56082
-------------------------------------------------------------------------------
Facey Medical Foundation
11165 Sepulveda Blvd.                                  454,620        8.1%
Mission Hills, CA 91345-1125
-------------------------------------------------------------------------------
Hudson Institute
5395 Emerson Way
P.O. Box 26919                                         279,237        5.0%
Indianapolis, IN 46226
-------------------------------------------------------------------------------



                              Endowments - Page 16

BOND PORTFOLIO

                                                                  PERCENTAGE
                                                       SHARES         OF
                  NAME AND ADDRESS                      OWNED     SHARES OWNED
-------------------------------------------------------------------------------
California Institute for the Arts
24700 McBean Parkway                                   238,159       7.5%
Valencia, CA 91355
-------------------------------------------------------------------------------
Citizens' Scholarship of America
1505 Riverview Road
P.O. Box 297                                           237,260       7.4%
St. Peter, MN 56082
-------------------------------------------------------------------------------
CGTC Agent
PIM 1494-00/1495-00
Capital Guardian Trust Company
120 South State College Blvd.                          216,130       6.9%
Brea, CA 92821-5805
-------------------------------------------------------------------------------
Facey Medical Foundation
11165 Sepulveda Blvd.                                  255,394       8.1%
Mission Hills, CA 91345-1125
-------------------------------------------------------------------------------
Hudson Institute
5395 Emerson Way
P.O. Box 26919                                         232,821       7.3%
Indianapolis, IN 46226
-------------------------------------------------------------------------------


Shareholder inquiries may be made in writing to Endowments, One Market, Steuart Tower, Suite 1800, P.O. Box 7650, San Francisco, CA 94120 or by calling 415/393-7105.


All fund operations are supervised by the funds' Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. The funds do not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF TRUSTEES

The funds have an Audit Committee comprised of Steven D. Lavine, Joseph M. Lumarda,Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee oversees the funds' accounting and financial reporting policies and practices, their internal controls and the


                              Endowments - Page 17
internal controls of the funds' principal service providers. The Committee acts as a liaison between the funds' independent auditors and the full Board of Trustees. There were two Audit Committee meetings held during the 2002 fiscal year.


The funds have a Contracts Committee comprised of Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between each fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, that the funds may enter into, renew or continue, and to make its recommendations to the full Board of Trustees on these matters. There was one Contracts Committee meeting during the 2002 fiscal year.


The funds have a Nominating Committee comprised of Steven D. Lavine, Joseph M. Lumarda, Patricia A. McBride, Gail L. Neale and Robert C. Ziebarth, none of whom is considered an "interested person" of the funds within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. The Committee also evaluates, selects and nominates candidates for independent trustees to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the funds, c/o the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There was one Nominating Committee meeting during the 2002 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the funds and the Investment Adviser will continue in effect until July 27, 2003, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the


                              Endowments - Page 18
outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the Investment Adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


In determining whether to renew the Agreements each year, the Contracts Committee of the Board of Trustees evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Trustees. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreements, including the quality of services provided to the funds, fees and expenses borne by the funds, and financial results of the Investment Adviser. Representatives of the Investment Adviser also discussed the current market and economic environment, security prices and interest rates.


In reviewing the quality of services provided to the fund, the Committee noted, among other things, that the results of the Growth and Income Portfolio compared favorably to all relevant peer groups for the first quarter of 2002 as well as for the five and ten-year periods ended March 31, 2002. The Committee noted that the results for the Bond Portfolio were also favorable and observed their similarity with those of its relevant peer groups. The Committee also considered the overall high quality and depth of the Investment Adviser's organization in general and of the individuals providing portfolio research and management services to the fund. In addition, the Committee noted the Investment Adviser's continuing financial strength and stability.


In reviewing the advisory fees of the funds, the Committee noted, among other things, that the fees compared favorably to their peer groups. While observing that the advisory fees are subject to reduction in order to ensure that ordinary operating expenses do not exceed 0.75% of either fund's average net assets, the Committee did note that the expense ratio for each fund had declined and the Investment Adviser was not presently waiving advisory fees for either fund. With regard to the expenses borne by the funds, the Commitee noted that the funds' total expenses for 2001 (as a percentage of average net assets) also compared favorably to the relevant peer groups.


Based on their review, the Committee and the Board concluded that the advisory fees and expenses of the funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to their shareholders; taxes; expenses of the


                              Endowments - Page 19
issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees and expenses paid to trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.


The Investment Adviser receives a management fee at the annual rates of 1/2 of 1% of the funds' average daily net assets up to $150,000,000 and 4/10 of 1% of the portion of such average daily net assets over $150,000,000.


The Agreements provide for a management fee reduction to the extent that each fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended 2002, 2001 and 2000, the Investment Adviser received advisory fees from Growth and Income Portfolio of $311,592, $280,558 and $246,200, respectively. For the fiscal years ended 2002, 2001 and 2000, the Investment Adviser received advisory fees from Bond Portfolio of $236,685, $197,051 and $158,602, before fee reductions of $14,904 and $34,637 for the fiscal years ended 2001 and 2000, respectively.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances each fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, each fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of each fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which each fund controls and which are determined to be engaged in the same or similar trades or businesses.


                              Endowments - Page 20

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by each fund from its current year's ordinary income and capital gain net income and (ii) any amount on which each fund pays income tax during the periods described above. Although each fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, each fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the funds, unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - Each fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the funds accrue receivables or liabilities denominated in a foreign currency and the time the funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the funds' investment company taxable income to be distributed to its shareholders as ordinary income.


                              Endowments - Page 21

     If the funds invest in stock of certain passive foreign investment companies, the funds may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the funds, other than the taxable year of the excess distribution or disposition, would be taxed to the funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the funds' investment company taxable income and, accordingly, would not be taxable to the funds to the extent distributed by the funds as a dividend to its shareholders.


     To avoid such tax and interest, the funds intend to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the funds' gross income. To the extent that such dividends constitute any of the funds' gross income, a portion of the income distributions of the funds will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the funds, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the funds each year, even though the funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the funds which must be distributed to shareholders in order to maintain the qualification of the funds as regulated investment companies and to avoid federal income taxation at the level of the funds.


     In addition, some of the bonds may be purchased by the funds at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If a fund has paid a premium over the face amount of a bond,


                              Endowments - Page 22
     the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the funds from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the funds.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the funds for reinvestment, requiring federal income taxes to be paid thereon by the funds, the funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the funds on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the funds will receive a statement of the federal income tax status of all distributions. Shareholders of the funds also may be subject to state and local taxes on distributions received from the funds. Distributions of the excess of net long-term capital gains over net short-term capital losses which the funds properly designate as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the funds have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the funds result in a reduction in the net asset value of the funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


                              Endowments - Page 23

The funds may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The funds may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of a fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the funds within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the funds, or of a different fund, the sales charge previously incurred in acquiring the funds' shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the funds will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


Each fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the funds are notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                              Endowments - Page 24

                               PURCHASE OF SHARES

The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will: (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

                                PRICE OF SHARES

Shares are purchased or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the funds or the Transfer Agent; the net asset value price is effective for orders received prior to the time of determination of the net asset value. Orders received by the Transfer Agent or the funds after the time of the determination of the net asset value will be entered at the next calculated net asset value. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the funds' Board. The fair value of all other assets is added to the value of securities to arrive at the


                              Endowments - Page 25
total assets. The funds' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the funds' Investment Adviser. The Board receives regular reports describing fair valued securities and the methodologies used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking current and market quotations are valued in good faith by the Valuation Committee based upon what the funds might reasonably expect to receive upon their current sale. When valuing securities in an emergency or other unusual situation, the Valuation Committee evaluates the nature and duration of the event and the forces influencing the operation of the affected companies and financial markets. The Valuation Committee also evaluates factors relating to the event that precipitated the need for action, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the funds.


                                 SELLING SHARES

For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the funds not reasonably practicable.


Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the board of trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the funds' portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a


                              Endowments - Page 26
position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to the Investment Adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the Investment Adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings if applicable, for the 2002, 2001 and 2000 fiscal years for Growth and Income Portfolio, amounted to $88,125, $73,719 and $61,862, respectively.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings if applicable, for the 2002, 2001 and 2000 fiscal years for Bond Portfolio, amounted to $62,311, $63,285 and $28,388, respectively.


The funds are required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the funds. During the last fiscal year, J.P. Morgan Chase & Co. was among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principal in portfolio transactions for Growth and Income Portfolio. Growth and Income Portfolio held equity securities of J.P. Morgan Chase & Co. in the amount of $1,248,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If a fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at Two California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Trust's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of


                              Endowments - Page 27

Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent auditors is reviewed and determined annually by the Board of Trustees.


INDEPENDENT LEGAL COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, currently serves as counsel for the funds, including trustees who are not interested persons (as defined under the 1940
Act) of the funds. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not currently provide legal services to the funds' investment adviser or any of its affiliates. The selection of the funds' "independent legal counsel" will be determined annually by the independent trustees of the funds as prescribed by the 1940 Act.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The funds' fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The funds' annual financial statements are audited by the funds' independent auditors, Deloitte &

Touche LLP. In addition, shareholders may also receive proxy statements for the funds. In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The funds and Capital Research and Management Company and its affiliated companies, have adopted codes of ethics which allow for personal investments, including securities in which the funds may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


                              Endowments - Page 28

                   INVESTMENT RESULTS AND RELATED STATISTICS

Growth and Income Portfolio's yield was 2.09% and Bond Portfolio's yield was 6.04% based on a 30-day (or one month) period ended July 31, 2002, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( (a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period. (Growth and Income Portfolio and Bond Portfolio do not have a sales charge.)

The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


Growth and Income Portfolio's one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2002 was -8.60%, +6.14% and +10.96%, respectively. Bond Portfolio's one year total return and average annual total return for the five- and ten-year periods ended on July 31, 2002 was +2.82%, +5.75% and +6.35%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return, the funds assume: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (2) a complete redemption at the end of any period illustrated. In addition, the funds will provide lifetime average total return figures.


Total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.


                              Endowments - Page 29

The funds may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the funds may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The funds may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The funds may compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                              Endowments - Page 30

                               Percent
                                 of net
Ten largest holdings             assets
Philip Morris                       2.78
Eli Lilly                           2.69
General Electric                    2.45
Duke Energy                         2.43
Wells Fargo                         2.02
J.P. Morgan Chase                   1.98
Verizon Communications              1.83
Exxon Mobil                         1.46
PepsiCo                             1.36
SBC Communications                  1.31

Endowments, Growth and Income Portfolio
Investment portfolio, July 31, 2002



                                                                                                 Shares or
                                                                                                  principal          Market
Equity securities                                                                                    amount           value

PHARMACEUTICALS  -  7.86%
Eli Lilly and Co.                                                                              29,000            $1,694,180
Bristol-Myers Squibb Co.                                                                       35,000               820,050
Pharmacia Corp.                                                                                18,000               805,320
Johnson & Johnson                                                                              10,000               530,000
Merck & Co., Inc.                                                                               8,000               396,800
Schering-Plough Corp.                                                                          15,000               382,500
Pfizer Inc                                                                                     10,000               323,500
                                                                                                                  4,952,350

INSURANCE  -  6.30%
Mercury General Corp.                                                                          15,000               712,500
Berkshire Hathaway Inc., Class A  (1)                                                              10               683,000
American International Group, Inc.                                                             10,000               639,200
First American Corp.                                                                           30,000               571,500
Manulife Financial Corp. (Canada)                                                              20,000               482,800
XL Capital Ltd., Class A                                                                        6,000               444,600
Jefferson-Pilot Corp.                                                                          10,000               434,500
                                                                                                                  3,968,100

BANKS  -  5.28%
Wells Fargo & Co.                                                                              25,000             1,271,500
National City Corp.                                                                            25,000               772,500
Fulton Financial Corp.                                                                         37,897               721,180
Washington Mutual, Inc.                                                                        15,000               561,150
                                                                                                                  3,326,330

DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.19%
Verizon Communications Inc.                                                                    35,000             1,155,000
SBC Communications Inc.                                                                        30,000               829,800
ALLTEL Corp.                                                                                   20,000               810,400
AT&T Corp.                                                                                     45,000               458,100
Sprint Corp. - FON Group                                                                        2,000                18,700
                                                                                                                  3,272,000

OIL & GAS  -  4.81%
Exxon Mobil Corp.                                                                              25,000               919,000
Royal Dutch Petroleum Co. (New York registered) (Netherlands)                                  15,000               685,500
ChevronTexaco Corp.                                                                             7,700               577,500
Marathon Oil Corp.                                                                             20,000               484,800
Canadian Oil Sands Trust (Canada)                                                              15,000               367,758
                                                                                                                  3,034,558

DIVERSIFIED FINANCIALS  -  4.68%
J.P. Morgan Chase & Co.                                                                        50,000             1,248,000
Fannie Mae                                                                                      9,000               674,010
American Express Co.                                                                           15,000               528,900
Freddie Mac                                                                                     8,000               495,600
                                                                                                                  2,946,510

ELECTRIC UTILITIES  -  3.84%
NSTAR                                                                                          18,000               770,400
FPL Group, Inc.                                                                                12,000               679,800
Progress Energy, Inc.                                                                          12,000               561,000
FirstEnergy Corp.                                                                              13,267               407,960
                                                                                                                  2,419,160

COMMERCIAL SERVICES & SUPPLIES  -  3.19%
Avery Dennison Corp.                                                                           10,000               622,100
ServiceMaster Co.                                                                              45,000               549,000
Pitney Bowes Inc.                                                                              12,000               468,000
Automatic Data Processing, Inc.                                                                10,000               372,900
                                                                                                                  2,012,000

FOOD PRODUCTS  -  2.95%
General Mills, Inc.                                                                            14,000               580,300
H.J. Heinz Co.                                                                                 15,000               576,750
Wm. Wrigley Jr. Co.                                                                            10,000               511,500
Sara Lee Corp.                                                                                 10,000               187,400
                                                                                                                  1,855,950

TOBACCO  -  2.78%
Philip Morris Companies Inc.                                                                   38,000             1,749,900

INDUSTRIAL CONGLOMERATES  -  2.45%
General Electric Co.                                                                           48,000             1,545,600

MULTI-UTILITIES & UNREGULATED POWER  -  2.43%
Duke Energy Corp.                                                                              60,000             1,529,400

COMMUNICATIONS EQUIPMENT  -  2.40%
Nokia Corp. (ADR) (Finland)                                                                    50,000               620,000
Motorola, Inc.                                                                                 30,000               348,000
Motorola, Inc. 7.00% convertible preferred 2004, units                                          5,000               199,900
Lucent Technologies Inc. 8.00% convertible preferred 2031  (2)                                    400               179,500
Lucent Technologies Inc. 8.00% convertible preferred 2031                                         300               134,625
Corning Inc.  (1)                                                                              20,000                32,000
                                                                                                                  1,514,025

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.35%
Texas Instruments Inc.                                                                         31,000               717,650
Agere Systems Inc. 6.50% convertible notes 2009                                                $  500               385,000
Intel Corp.                                                                                    20,000               375,800
                                                                                                                  1,478,450

BEVERAGES  -  2.00%
PepsiCo, Inc.                                                                                  20,000               858,800
Coca-Cola Co.                                                                                   8,000               399,520
                                                                                                                  1,258,320

REAL ESTATE  -  1.86%
Equity Residential                                                                             15,000               401,250
Equity Office Properties Trust                                                                 15,000               395,700
Boston Properties, Inc.                                                                        10,000               373,000
                                                                                                                  1,169,950

FOOD & DRUG RETAILING  -  1.82%
Albertson's, Inc.                                                                              25,000               704,500
Walgreen Co.                                                                                   12,500               441,625
                                                                                                                  1,146,125

SOFTWARE  -  1.80%
Oracle Corp.  (1)                                                                              75,000               750,675
Microsoft Corp.  (1)                                                                            8,000               383,840
                                                                                                                  1,134,515

MEDIA  -  1.64%
Gannett Co., Inc.                                                                              10,000               719,100
Interpublic Group of Companies, Inc.                                                           15,000               313,650
                                                                                                                  1,032,750

COMPUTERS & PERIPHERALS  -  1.59%
International Business Machines Corp.                                                           7,000               492,800
EMC Corp.  (1)                                                                                 35,000               262,500
Dell Computer Corp.  (1)                                                                       10,000               249,300
                                                                                                                  1,004,600

AUTO COMPONENTS  -  1.53%
TRW Inc.                                                                                       13,000               701,350
Goodyear Tire & Rubber Co.                                                                     15,000               261,600
                                                                                                                    962,950

PAPER & FOREST PRODUCTS  -  1.51%
International Paper Co.                                                                        15,000               597,300
Weyerhaeuser Co.                                                                                6,000               352,500
                                                                                                                    949,800

MULTILINE RETAIL  -  1.50%
Dollar General Corp.                                                                           28,250               484,770
May Department Stores Co.                                                                      15,000               460,800
                                                                                                                    945,570

HOUSEHOLD PRODUCTS  -  1.49%
WD-40 Co.                                                                                      20,800               515,216
Kimberly-Clark Corp.                                                                            7,000               427,350
                                                                                                                    942,566

SPECIALTY RETAIL  -  1.37%
Gap, Inc.                                                                                      45,000               546,750
Circuit City Stores, Inc. - Circuit City Group                                                 18,700               318,835
                                                                                                                    865,585

ENERGY EQUIPMENT & SERVICES  -  1.29%
Schlumberger Ltd.                                                                              19,000               815,480

PERSONAL PRODUCTS  -  1.25%
Avon Products, Inc.                                                                            17,000               786,420

AEROSPACE & DEFENSE  -  1.24%
Raytheon Co.                                                                                   12,000               390,960
Honeywell International Inc.                                                                   12,000               388,320
                                                                                                                    779,280

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.01%
Becton, Dickinson and Co.                                                                      22,000               639,320

HOTELS, RESTAURANTS & LEISURE  -  0.98%
McDonald's Corp.                                                                               25,000               618,750

IT CONSULTING & SERVICES  -  0.88%
Electronic Data Systems Corp.                                                                  15,000               551,550

HEALTH CARE PROVIDERS & SERVICES  -  0.71%
CIGNA Corp.                                                                                     5,000               450,000

MACHINERY  -  0.71%
Caterpillar Inc.                                                                               10,000               447,000

ROAD & RAIL  -  0.70%
Burlington Northern Santa Fe Corp.                                                             15,000               441,300

AUTOMOBILES  -  0.59%
General Motors Corp.                                                                            8,000               372,400

TEXTILES, APPAREL & LUXURY GOODS  -  0.58%
NIKE, Inc., Class B                                                                             7,400               364,746

CHEMICALS  -  0.46%
Dow Chemical Co.                                                                               10,000               288,700

WIRELESS TELECOMMUNICATION SERVICES  -  0.08%
AT&T Wireless Services, Inc.  (1)                                                              11,263                52,824

Miscellaneous  -  2.93%
Other equity securities in initial period of acquisition                                                          1,850,400

Total equity securities (cost: $58,688,512)                                                                      55,475,234


                                                                                                  Principal
                                                                                                     amount          Market
Short-term securities                                                                                 (000)           value

Federal agency discount notes  -  7.06%
Freddie Mac 1.72%-1.73% due 8/6-9/12/2002                                                            $2,450      $2,448,496

Federal Home Loan Banks 1.68%-1.715% due 8/2/2002                                                     1,000         999,906
Fannie Mae 1.75% due 8/7/2002                                                                         1,000         999,660
                                                                                                                  4,448,062

Corporate short-term notes  -  5.87%
Wal-Mart Stores, Inc. 1.73% due 8/6/2002 (2)                                                          1,000         999,712
Executive Jet Inc. 1.76% due 8/19/2002 (2)                                                            1,000         999,071
USAA Capital Corp. 1.72% due 8/1/2002                                                                   800         799,962
Schlumberger Technology Corp. 1.74% due 8/8/2002 (2)                                                    500         499,806
General Dynamics Corp. 1.75% due 8/12/2002 (2)                                                          400         399,766
                                                                                                                  3,698,317

Total short-term securities (cost: $8,146,379)                                                                    8,146,379

Total investment securities (cost: $66,834,891)                                                                  63,621,613
Excess of payables over cash and receivables                                                                       (605,006)
Net assets                                                                                                      $63,016,607

(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements



Equity securities appearing in
the portfolio since January 31, 2002:
Agere Systems
ALLTEL
Automatic Data Processing
Bristol-Myers Squibb
Burlington Northern Santa Fe
Canadian Oil Sands Trust
CIGNA
Dow Chemical
Duke Energy
Electronic Data Systems
First American
General Electric
IBM
Intel
Oracle
Raytheon
Royal Dutch Petroleum
SBC Communications
ServiceMaster
Sprint Corp. - FON Group
Washington Mutual
WD-40



Equity securities eliminated from
the portfolio since January 31, 2002:
Aetna
Allstate
Ameren
Bank of America
Boeing
BP
Comerica
Emerson Electric
Ericsson
Hewlett-Packard
Illinois Tool Works
Ingersoll-Rand
Lowe's Companies
Pennzoil-Quaker State
PPG Industries
Royal & Sun Alliance Insurance Group
Service Corp. International
Telefonos de Mexico
TXU

Endowments, Bond Portfolio
Investment portfolio, July 31, 2002

                                                                                                         Principal
                                                                                                            amount
                                                                                                             (000)         Market
Bonds, notes & preferred stocks                                                                          or shares          value

TELECOMMUNICATION SERVICES  -  8.84%
Sprint Capital Corp.:
 7.625% 2011                                                                                                  $350        $264,250
 6.125% 2008                                                                                                   300         216,000
 7.90% 2005                                                                                                    200         162,627
 8.375% 2012                                                                                                   125          97,500
VoiceStream Wireless Corp. 10.375% 2009                                                                        332         319,175
Deutsche Telekom International Finance BV 9.25% 2032                                                           200         211,024
AT&T Corp.:(1)
 7.30% 2011                                                                                                    500         432,500
 8.00% 2031                                                                                                    100          81,966
Verizon Global Funding Corp. 6.125% 2007                                                                       250         247,007
Bell Atlantic Financial Services, Inc.                                                                         250         241,875
4.25% convertible debentures 2005 (1)
PCCW-HKT Capital Ltd. 7.75% 2011 (1)                                                                           475         483,928
AT&T Wireless Services, Inc.:
 7.50% 2007                                                                                                    200         158,000
 7.875% 2011                                                                                                   200         154,000
 8.125% 2012                                                                                                   200         152,314
Hellenic Exchangeable Finance S.C.A.                                                                      Euro 250         253,686
2.00% exchangeable bonds 2005
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                                  $250         224,450
France Telecom 7.75% 2011                                                                                      150         149,329
British Telecommunications PLC 8.375% 2010 (2)                                                                 125         137,675
Vodafone Group PLC 7.75% 2010                                                                                  125         133,700
Koninklijke KPN NV 8.00% 2010                                                                                  125         126,355
Qwest Capital Funding, Inc. 7.90% 2010                                                                         275         107,250
TELUS Corp. 8.00% 2011                                                                                         125          75,000
                                                                                                                         4,429,611

BANKS & THRIFTS -  7.69%
Washington Mutual, Inc. 5.625% 2007                                                                            375         390,663
Washington Mutual Bank, FA 6.875% 2011                                                                         250         266,729
Washington Mutual Finance 8.25% 2005                                                                           200         223,260
BNP U.S. Funding LLC, Series A, 7.738%                                                                         375         405,701
noncumulative preferred (undated) (1) (2)
BNP Paribas Capital Trust 9.003% noncumulative                                                                 150         172,262
trust preferred (undated) (1)
HSBC Capital Funding LP, Series 2, 10.176% noncumulative                                                       400         507,200
step-up perpetual preferred (undated) (1) (2)
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1) (2)                                                  250         271,950
NB Capital Corp. 8.35% exchangeable preferred                                                        10,000 shares         260,800
depositary shares
Sumitomo Mitsui Banking Corp. 8.00% 2012                                                                      $250         257,878
Fuji JGB Investment LLC, Series A, 9.87%                                                                       250         214,627
noncumulative preferred (undated) (1)(2)
Abbey National PLC 7.35% (undated) (2)                                                                         200         213,286
UBS Preferred Funding Trust I 8.622%                                                                           125         141,290
noncumulative preferred (undated)
BCI U.S. Funding Trust I 8.01% noncumulative                                                                   125         137,945
preferred (undated) (1)(2)
Barclays Bank PLC 7.375% (undated) (1)(2)                                                                      125         132,270
DBS Capital Funding Corp. 7.657% noncumulative                                                                 125         130,312
guaranteed preferred (undated) (1)(2)
Regional Diversified Funding Ltd. 9.25% 2030 (1)                                                               124         129,819
                                                                                                                         3,855,992

UTILITIES  -  4.64%
Cilcorp Inc. 9.375% 2029                                                                                       225         259,767
AES Ironwood, LLC 8.857% 2025 (3)                                                                              249         174,440
Gemstone Investors Ltd. 7.71% 2004 (1)                                                                         280         221,977
Southern Natural Gas Co. 8.00% 2032                                                                            125         104,866
Homer City Funding LLC  8.734% 2026                                                                            300         242,520
Midwest Generation, LLC, Series B, 8.56% 2016 (3)                                                              100          70,122
Commonwealth Edison Co. 6.95% 2018                                                                             300         302,838
NiSource Finance Corp. 7.625% 2005                                                                             250         251,727
American Electric Power Co., Inc., Series A, 6.125% 2006                                                       250         237,000
Israel Electric Corp. Ltd. 7.75% 2027 (1)                                                                      175         147,957
Virginia Electric and Power Co., 2002 Series A, 5.375% 2007                                                    125         129,732
Progress Energy, Inc. 6.05% 2007                                                                               125         127,504
Williams Companies, Inc. 8.125% 2012 (1)                                                                       125          56,250
                                                                                                                         2,326,700

INSURANCE  -  3.65%
ING Capital Funding Trust III 8.439%                                                                           375         419,336
noncumulative preferred (undated) (2)
ReliaStar Financial Corp. 8.00% 2006                                                                           125         140,511
Prudential Holdings, LLC, Series C, 8.695% 2023 (1)                                                            500         552,398
Allstate Corp. 6.75% 2018                                                                                      320         324,589
Allstate Financial Global Funding LLC 5.25% 2007 (1)                                                           125         130,211
AIG SunAmerica Global Financing VII 5.85% 2008 (1)                                                             125         132,049
Monumental Global Funding Trust II-2002-A 5.20% 2007 (1)                                                       125         129,673
                                                                                                                         1,828,767

AUTOMOBILES & COMPONENTS  -  3.62%
Ford Motor Credit Co.:
 6.50% 2007                                                                                                    450         447,413
 6.75% 2008                                                                                                    300         295,815
 7.375% 2011                                                                                                   200         198,954
Ford Motor Company Capital Trust II 6.50%                                                                        1          50,750
cumulative convertible trust preferred 2032
General Motors Acceptance Corp.:
 7.75% 2010                                                                                                    175         183,564
 8.00% 2031                                                                                                    125         124,195
ArvinMeritor, Inc. 6.625% 2007                                                                                 250         252,724
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                         125         132,512
TRW Inc. 7.75% 2029                                                                                            125         131,544
                                                                                                                         1,817,471

MEDIA  -  3.40%
Fox/Liberty Networks, LLC, FLN Finance, Inc. 8.875% 2007                                                       450         468,563
News America Holdings Inc. 7.75% 2045                                                                          386         322,808
Liberty Media Corp.:
 7.875% 2009                                                                                                   125         117,446
 8.25% 2030                                                                                                    110          92,942
Gannett Co., Inc. 4.95% 2005                                                                                   125         129,814
Univision Communications Inc. 7.85% 2011                                                                       125         128,871
Cox Radio, Inc. 6.625% 2006                                                                                    125         121,848
Comcast Cable Communications, Inc. 8.375% 2007                                                                 125         114,603
Clear Channel Communications, Inc. 6.625% 2008                                                                 125         111,264
AOL Time Warner Inc. 7.625% 2031                                                                               125          94,309
                                                                                                                         1,702,468

RETAILING  -  2.74%
J.C. Penney Co., Inc.:
 7.125% 2023                                                                                                   882         687,960
 7.95% 2017                                                                                                    400         356,000
 7.65% 2016                                                                                                    325         288,438
Toys "R" Us, Inc. 7.625% 2011                                                                                   45          43,597
                                                                                                                         1,375,995

DIVERSIFIED FINANCIALS  -  2.65%
CIT Group, Inc.:
 7.375% 2007                                                                                                   250         256,090
 7.75% 2012                                                                                                    125         127,025
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                              300         303,437
AT&T Capital Corp. 6.60% 2005                                                                                  250         245,307
USA Education, Inc. 5.625% 2007                                                                                375         396,564
                                                                                                                         1,328,423

TECHNOLOGY HARDWARE & EQUIPMENT  -  2.26%
Solectron Corp. 0% LYON convertible notes 2020                                                               1,300         546,000
Corning Inc. 0% convertible debentures 2015                                                                    594         273,240
Motorola, Inc. 8.00% 2011                                                                                      200         186,841
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                                                 135         126,394
                                                                                                                         1,132,475

MATERIALS  -  2.21%
Georgia-Pacific Corp.:
 7.50% 2006                                                                                                    353         310,880
 8.125% 2011                                                                                                   125         108,801
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 (3)                                                                                     161         159,783
 Class A-3, 7.71% 2028                                                                                         250         137,500
Equistar Chemicals, LP 8.75% 2009                                                                              250         216,504
BHP Finance Ltd. 8.50% 2012                                                                                    145         176,143
                                                                                                                         1,109,611

HEALTH CARE EQUIPMENT & SERVICES  -  2.20%
Aetna Inc.:
 7.875% 2011                                                                                                   675         709,655
 7.375% 2006                                                                                                   125         131,468
Humana Inc. 7.25% 2006                                                                                         125         132,648
UnitedHealth Group Inc. 5.20% 2007                                                                             125         128,236
                                                                                                                         1,102,007

CONSUMER FINANCE -  1.63%
Household Finance Corp.:
 6.75% 2011                                                                                                    400         381,916
 6.375% 2011                                                                                                   125         114,686
Capital One Bank 8.25% 2005                                                                                    200         181,914
MBNA Corp., Series B, 2.713% 2027 (2)                                                                          200         136,964
                                                                                                                           815,480

CAPITAL GOODS  -  1.34%
SYSTEMS 2001 Asset Trust, Series 2001, Class G,                                                                317         343,436
MBIA Insured, 6.664% 2013 (1) (3)
General Electric Capital Corp.:
 Series A, 5.375% 2007                                                                                         125         129,650
 6.00% 2012                                                                                                    125         126,394
Tyco International Group SA 6.375% 2011                                                                        100          73,500
                                                                                                                           672,980

REAL ESTATE  -  1.32%
EOP Operating LP:
 8.10% 2010                                                                                                    125         139,585
 6.75% 2012                                                                                                    125         128,665
ProLogis Trust 7.05% 2006                                                                                      125         133,146
First Industrial, L.P. 6.875% 2012                                                                             125         131,977
United Dominion Realty Trust, Inc. 6.50% 2009                                                                  125         128,190
                                                                                                                           661,563

INDUSTRIAL CONGLOMERATES  -  1.25%
Hutchison Whampoa International Ltd. 7.00% 2011 (1)                                                            375         380,775
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                                               10,000 shares         248,750
perpetual capital securities (1)
                                                                                                                           629,525

FOOD & DRUG RETAILING  -  1.05%
Delhaize America, Inc. 8.125% 2011                                                                            $375         390,559
SUPERVALU INC. 7.50% 2012                                                                                      125         133,830
                                                                                                                           524,389

TRANSPORTATION  -  .92%
Jet Equipment Trust, Series 1994-A, 11.79% 2013 (1)                                                            750         225,000
Southern Capital Corp. Pass Through Trust, Series                                                              125         124,999
2002-1, Class G, MBIA Insured, 5.70% 2023 (1)(3)
Atlas Air, Inc., Series 1998-1, Class A, 7.38% 2018 (3)                                                        116         111,156
                                                                                                                           521,155

HOTELS, RESTAURANTS & LEISURE  -  0.69%
Hyatt Equities, LLC 6.875% 2007 (1)                                                                            125         128,641
Royal Caribbean Cruises Ltd. 8.75% 2011                                                                        125         113,750
MGM Mirage, Inc. 8.50% 2010                                                                                    100         102,516
                                                                                                                           344,907

CONSUMER DURABLES & APPAREL  -  0.57%
VF Corp. 8.50% 2010                                                                                            250         287,724

PHARMACEUTICALS & BIOTECHNOLOGY  -  0.50%
Lilly Del Mar, Inc. 3.12% 2029 (1)  (2)                                                                        250         248,613

COMMERCIAL SERVICES & SUPPLIES  -  0.49%
Cendant Corp. 7.75% 2003                                                                                       250         247,500

ASSET BACKED OBLIGATIONS (3)  -  6.02%
Continental Airlines, Inc., Series 2000-1,                                                                     472         467,022
Class A-1, 8.048% 2022
Pegasus Aviation Lease Securitization, Series                                                                  500         350,000
2000-1, Class A-2, 8.37% 2030 (1)
American Airlines, Inc., Series 2001-2,                                                                        300         320,133
Class A-2, 7.858% 2013
PP&L Transition Bond Co. LLC, Series 1999-1,                                                                   250         280,520
 Class A-7, 7.05% 2009
United Air Lines, Inc., Series 2000-1, Class A-2, 7.73% 2012                                                   300         263,862
Green Tree Financial Corp., Series 1996-5, Class B-2, 8.45% 2027                                               241         131,307
Conseco Finance Manufactured Housing Contract Trust,                                                           125         129,974
Series 2001-3, Class A-2, 5.16% 2033
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020                                                  232         253,933
America West Airlines, Inc., Series 2000-1, Class G,                                                           142         152,647
 AMBAC Insured, 8.057% 2022
US Airways, Inc., Series 2000-3G, 7.89% 2020                                                                   145         148,884
PF Export Receivables Master Trust, Series 2001-B,                                                             125         135,233
MBIA Insured, 6.60% 2011 (1)
Team Fleet Financing Corp., Series 2001-3, Class A,                                                            125         123,750
 2.737% 2005 (1) (2)
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013                                                     100         100,422
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025                                                   90          91,143
Airplanes Pass Through Trust, Class 1-C, 8.15% 2019(4)                                                         233          69,968
                                                                                                                         3,018,798

COLLATERALIZED MORTGAGE OBLIGATIONS - PRIVATELY ORIGINATED (3)  -  7.48%

Morgan Stanley Capital I, Inc., Series 1998-HF2,                                                               500         542,687
 Class A-2, 6.48% 2030
GS Mortgage Securities Corp. II, Series 1998-C1: (2)
 Class D, 7.233% 2030                                                                                          250         260,892
 Class E, 7.233% 2030                                                                                          250         247,460
Chase Commercial Mortgage Securities Corp.,                                                                    375         405,040
Series 1998-2, Class A-2, 6.39% 2030
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (1)                                                    321         342,653
CS First Boston Mortgage Securities Corp., Series 1998-C1:
 Class A-1A, 6.26% 2040                                                                                        164         173,975
 Class A-1B, 6.48% 2040                                                                                        125         135,015
Bear Stearns Commercial Mortgage Securities Inc.,                                                              250         268,728
Series 2001-TOP2, Class A-2, 6.48% 2035
Morgan Stanley Dean Witter Capital I Trust,                                                                    250         265,895
Series 2001-TOP5, Class A-3, 6.16% 2035
Structured Asset Securities Corp., Series 1998-RF2,                                                            175         189,845
Class A, 8.521% 2027 (1) (2)
Nomura Asset Securities Corp., Series 1998-D6,                                                                 156         166,465
Class A-A1, 6.28% 2030
LB-UBS Commercial Mortgage Trust, Series 2000-C3,                                                              125         144,979
 Class A-2, 7.95% 2010
Chase Manhattan Bank - First Union National Bank,                                                              125         141,311
Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031
GMAC Commercial Mortgage Securities, Inc., Series                                                              125         137,135
1997-C1, Class A-3, 6.869% 2029
DLJ Commercial Mortgage Corp., Series                                                                          125         134,998
1999-CG1, Class A-1B, 6.46% 2032
GGP Mall Properties Trust, Series 2001-C1A,                                                                    124         126,502
Class A-2, 5.007% 2011 (1)
Residential Funding Mortgage Securities I,                                                                      62          64,781
Inc., Series 2001-S1, Class A-1, 7.00% 2016
                                                                                                                         3,748,361
FEDERAL AGENCY OBLIGATIONS - MORTGAGE
PASS-THROUGHS (3)  -  10.06%
Government National Mortgage Assn.:
 6.00% 2032  (5)                                                                                               120         121,462
 7.00% 2024-2032                                                                                             1,222       1,277,026
 7.50% 2023-2032                                                                                               770         817,283
 8.00% 2023-2031                                                                                               743         792,874
 8.50% 2008                                                                                                     88          95,603
 10.00% 2019-2020                                                                                              281         317,924

Fannie Mae:
 6.00% 2016                                                                                                    217         223,254
 6.50% 2016-2031                                                                                               395         408,631
 7.00% 2026-2031                                                                                               446         464,346
 7.50% 2031                                                                                                    119         124,916

Freddie Mac:
 6.00% 2032                                                                                                    369         371,844
 8.75% 2008                                                                                                     25          27,229
                                                                                                                         5,042,392

FEDERAL AGENCY OBLIGATIONS - COLLATERALIZED
MORTGAGE OBLIGATIONS (3)  -  1.24%
Fannie Mae:
 Series 2001-20, Class C, 11.647% 2031 (2)                                                                     160         191,763
 Series 2001-4, Class GA, 10.054% 2025 (2)                                                                     158         185,570
 Series 2001-T10, Class A-1, 7.00% 2041                                                                        109         113,777
Freddie Mac, Series T-042, Class A-2, 5.50% 2042                                                               125         129,860
                                                                                                                           620,970

FEDERAL AGENCY OBLIGATIONS - OTHER  -  3.22%
Fannie Mae 7.00% 2005                                                                                          750         831,645
Federal Home Loan Bank 4.875% 2004                                                                             500         521,910
Freddie Mac 5.75% 2010                                                                                    Euro 250         258,515
                                                                                                                         1,612,070

U.S. TREASURY NOTES & BONDS  -  11.36%
6.00% August 2004                                                                                           $1,150       1,236,250
11.625% November 2004                                                                                        1,765       2,124,336
3.375% January 2007  (6)                                                                                       596         628,378
6.625% May 2007                                                                                                800         910,248
11.250% February 2015                                                                                          500         797,050
                                                                                                                         5,696,262

NON-U.S. GOVERNMENT OBLIGATIONS  -  0.30%
United Mexican States Government Eurobonds,                                                                    125         150,937
Global 11.375% 2016


Total bonds, notes & preferred stocks (cost: $47,826,598)                                                               46,793,146

                                                                                                         Principal
                                                                                                            amount         Market
Short-term securities                                                                                        (000)          value

Corporate short-term notes  -  5.39%
USAA Capital Corp. 1.72% due 8/1/2002                                                                        $1,300     $1,299,938
Avon Capital Corp. 1.75% due 8/7/2002 (1)                                                                      800         799,728
Wal-Mart Stores, Inc. 1.73% due 8/6/2002 (1)                                                                   600         599,827
Total short-term securities (cost: $2,699,493)                                                                           2,699,493

Total investment securities (cost: $50,526,091)                                                                         49,492,639
Excess of cash and receivables over payables                                                                               637,660
Net assets                                                                                                             $50,130,299


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rate may change periodically.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Valued under procedures adopted by authority of the Board of Trustees.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

Endowments
Financial statements
                                                                               Growth
Statement of assets and liabilities                                        and Income          Bond
at July 31, 2002                                                             Portfolio    Portfolio
Assets:
 Investment securities at market
  (cost: $66,834,891and $50,526,091, respectively)                         $63,621,613  $49,492,639
 Cash                                                                           95,858       89,257
 Receivables for:
  Sales of investments                                                         293,757            -
  Dividends and interest                                                       115,741      717,006
 Other assets                                                                    3,607        3,592
  Total assets                                                              64,130,576   50,302,494
Liabilities:
 Payables for:
  Purchases of investments                                                     867,476      121,340
  Repurchases of fund's shares                                                 195,080        4,800
  Investment advisory services                                                  26,763       21,441
  Other fees and expenses                                                       24,650       24,614
  Total liabilities                                                          1,113,969      172,195
Net assets at July 31, 2002                                                $63,016,607  $50,130,299

Net assets consist of:
 Capital paid in on shares of beneficial interest                          $66,920,848  $52,174,057
 Undistributed (distributions in excess of) net investment income               53,480     (211,865)
 Accumulated net realized loss                                                (744,443)    (799,705)
 Net unrealized depreciation                                                (3,213,278)  (1,032,188)
Net assets at July 31, 2002                                                $63,016,607  $50,130,299

Shares of beneficial interest issued and outstanding -
 unlimited shares  authorized
  Shares outstanding                                                         5,426,265    3,147,073
  Net asset value per share                                                    $11.61       $15.93


See Notes to Financial Statements


                                                                               Growth
Statement of operations                                                    and Income          Bond
for the year ended July 31, 2002                                             Portfolio    Portfolio

Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $9,044 on Growth and Income Porfolio)                    $1,215,826      $44,464
  Interest                                                                     320,782    3,159,818
  Total income                                                               1,536,608    3,204,282
 Fees and expenses:
  Investment advisory services                                                 311,592      236,685
  Reports to shareholders                                                       18,099       18,099
  Registration statement and prospectus                                         23,250       19,777
  Trustees' meeting                                                             13,481       13,481
  Auditing and legal                                                            40,928       40,928
  Custodian                                                                      1,416        1,065
  Total expenses                                                               408,766      330,035
 Net investment income                                                       1,127,842    2,874,247

Net realized (loss) gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized (loss) gain on:
  Investments                                                                 (718,015)     375,743
  Non-U.S. currency transactions                                                     5          789
                                                                              (718,010)     376,532
 Net unrealized (depreciation) appreciation on:
  Investments                                                               (6,525,422)  (1,921,594)
  Non-U.S. currency translations                                                     -          877
                                                                            (6,525,422)  (1,920,717)
   Net realized (loss) gain and unrealized depreciation
    on investments and non-U.S. currency                                    (7,243,432)  (1,544,185)
Net (decrease) increase in net assets resulting
 from operations                                                           $(6,115,590)  $1,330,062

See Notes to Financial Statements




Endowments  Growth and Income Portfolio
Statement of changes in net assets

                                                                            Year ended   Year ended
                                                                              July 31,     July 31,
                                                                                   2002         2001
Operations:
 Net investment income                                                      $1,127,842   $1,299,600
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                                              (718,010)     761,840
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                         (6,525,422)   7,182,607
  Net (decrease) increase in net assets
   resulting from operations                                                (6,115,590)   9,244,047

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                      (1,139,542)  (1,493,483)
  Distributions from net realized gain
   on investments                                                             (775,771)  (2,566,450)
    Total dividends and distributions paid
     to shareholders                                                        (1,915,313)  (4,059,933)

Capital share transactions                                                  10,206,149    5,655,056

Total increase in net assets                                                 2,175,246   10,839,170

Net assets:
 Beginning of year                                                          60,841,361   50,002,191
 End of year (including undistributed
  net investment income: $53,480 and $39,297,
  respectively)                                                            $63,016,607  $60,841,361


See Notes to Financial Statements


Endowments  Bond Portfolio
Statement of changes in net assets

                                                                            Year ended   Year ended
                                                                              July 31,     July 31,
                                                                                   2002         2001
Operations:
 Net investment income                                                      $2,874,247   $2,828,011
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                               376,532      (24,437)
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                         (1,920,717)   1,860,092
  Net increase in net assets
   resulting from operations                                                 1,330,062    4,663,666

Dividends from net investment income paid to shareholders                   (3,105,961)  (2,793,912)

Capital share transactions                                                   5,918,664   12,233,825

Total increase in net assets                                                 4,142,765   14,103,579

Net assets:
 Beginning of year                                                          45,987,534   31,883,955
 End of year (including distributions in excess of
  net investment income: $(211,865) and $(308,275),
  respectively)                                                            $50,130,299  $45,987,534


See Notes to Financial Statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the trust's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

On August 1, 2001, the funds began amortizing premium on fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the funds' net asset values. However, it did result in changes to the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements. Therefore, the undistributed net investment income amounts are primarily composed of these adjustments which were based on the fixed-income securities held by the funds on August 1, 2001. Because the funds determine their required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; net capital losses and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds. As of July 31, 2002, the cost of investment securities for federal income tax purposes was $66,834,892 and $50,969,416 for Growth and Income Portfolio and Bond Portfolio, respectively.

As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                     Growth and                    Bond
                                                     Income Portfolio              Portfolio

Undistributed net investment income and              $53,480                       $231,460
currency gains

Short-term and long-term capital loss                (744,444)                     (799,705)
deferrals

Gross unrealized appreciation                        4,657,005                     1,542,986

Gross unrealized depreciation                        (7,870,284)                   (3,019,763)


Short-term and long-term capital loss deferrals above include a capital loss carryforward of $625,799 expiring in 2010 for Growth and Income Portfolio and capital loss carryforwards of $293,951 and $505,754 expiring in 2008 and 2009, respectively, for Bond Portfolio. The capital loss carryforwards for Bond Portfolio were reduced by the utilization of a capital loss carryforward of $45,899. The capital loss carryforwards will be used to offset any capital gains realized by the funds in the current year or in subsequent years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain. Also included in the short-term and long-term capital loss deferrals above are capital losses relating to non-U.S. currency transactions for Growth and Income Portfolio, which were realized during the period November 1, 2001 through July 31, 2002.

The tax character of distributions paid was as follows:

Year ended July 31, 2002
                                          Distributions
                                                   from
                                               ordinary                 Distributions
                                                 income                          from
                                         Net investment   Short-term        long-term            Total
                                             income and      capital          capital    distributions
                                         currency gains        gains            gains             paid
Growth and Income Portfolio                $  1,139,542     $568,899      $   206,872      $ 1,915,313

Bond Portfolio                                3,105,961          -                -          3,105,961


Year ended July 31, 2001
                                          Distributions
                                                   from
                                               ordinary                 Distributions
                                                 income                          from
                                         Net investment   Short-term        long-term            Total
                                             income and      capital          capital    distributions
                                         currency gains        gains            gains             paid
Growth and Income Portfolio                $  1,493,483     $838,288      $ 1,728,162      $ 4,059,933

Bond Portfolio                                2,793,912          -                -          2,793,912


4. FEES AND TRANSACTIONS WITH RELATED PARTIES
Capital Research and Management Company ("CRMC"), the funds' investment adviser, is the parent company of American Funds Service Company ("AFS"), the funds' transfer agent.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the funds. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2002, no such fee reduction was required.

TRANSFER AGENT SERVICES - The funds have a transfer agency agreement with AFS. Under this agreement, the funds compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the trust are or may be considered to be affiliated with CRMC and AFS. No affiliated officers or Trustees received any compensation directly from the trust.

No fees were paid by the trust to its unaffiliated Trustees. The unaffiliated Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

5. CAPITAL SHARE TRANSACTIONS
Capital share transactions in the funds were as follows:



Year ended July 31, 2002


                                          Sales
                                         Amount      Shares
Growth and Income Portfolio      $   15,141,767   1,181,118

Bond Portfolio                       11,239,545     696,535

                               Reinvestments of
                                  dividends and
                                  distributions
                                         Amount      Shares
Growth and Income Portfolio      $    1,593,736     126,245

Bond Portfolio                        2,197,146     136,119



                                     Repurchase
                                         Amount      Shares
Growth and Income Portfolio      $   (6,529,354)   (520,299)

Bond Portfolio                       (7,518,027)   (461,798)



                                  Net increase
                                         Amount      Shares
Growth and Income Portfolio      $   10,206,149     787,064

Bond Portfolio                        5,918,664     370,856


Year ended July 31, 2001


                                          Sales
                                         Amount      Shares
Growth and Income Portfolio      $    7,082,726     561,627

Bond Portfolio                       12,389,292     765,923

                               Reinvestments of
                                  dividends and
                                  distributions
                                         Amount      Shares
Growth and Income Portfolio      $    3,626,853     292,796

Bond Portfolio                        1,840,463     114,604



                                    Repurchases
                                         Amount      Shares
Growth and Income Portfolio      $   (5,054,523)   (401,624)

Bond Portfolio                       (1,995,930)   (123,888)



                                   Net increase
                                         Amount      Shares
Growth and Income Portfolio      $    5,655,056     452,799

Bond Portfolio                       12,233,825     756,639


6. RESTRICTED SECURITIES

The funds have invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolios. As of July 31, 2002, the total value of restricted securities was $3,077,855 and $9,305,072, which represents 4.88% and 18.56% of the net assets of Growth and Income Portfolio and Bond Portfolio, respectively.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $41,029,000 and $36,879,870 and sales of investment securities of $27,342,974 and $31,824,904, respectively, during the year ended July 31, 2002. Short-term securities transactions were excluded.

The funds receive a reduction in their custodian fees equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2002, the custodian fees of $1,416 and $1,065 for Growth and Income Portfolio and Bond Portfolio, respectively, were offset by this reduction, rather than paid in cash.


Financial Highlights


Growth and Income Portfolio





                                                                           Net asset
                                                                               value,
                                                                            beginning
                                                                            of period
 Year ended 7/31/2002                                                          $13.11
 Year ended 7/31/2001                                                            11.94
 Year ended 7/31/2000                                                            13.91
 Year ended 7/31/1999                                                            12.09
 Year ended 7/31/1998                                                            22.66

                                                                          Income from
                                                                           investment
                                                                       operations (1)
                                                                                            Net (losses)
                                                                                                gains on
                                                                                              securities
                                                                                 Net      (both realized      Total from
                                                                           investment       realized and       investment
                                                                               income        unrealized)       operations
 Year ended 7/31/2002                                                            $.23             $(1.33)          $(1.10)
 Year ended 7/31/2001                                                             .30               1.81             2.11
 Year ended 7/31/2000                                                             .37               (.89)            (.52)
 Year ended 7/31/1999                                                             .37               1.79             2.16
 Year ended 7/31/1998                                                             .51               1.16             1.67

                                                                            Dividends
                                                                                  and
                                                                        distributions


                                                                            Dividends
                                                                            (from net      Distributions
                                                                           investment      (from capital            Total
                                                                              income)             gains)    distributions
 Year ended 7/31/2002                                                           $(.24)             $(.16)           $(.40)
 Year ended 7/31/2001                                                            (.34)              (.60)            (.94)
 Year ended 7/31/2000                                                            (.34)             (1.11)           (1.45)
 Year ended 7/31/1999                                                            (.34)                 -             (.34)
 Year ended 7/31/1998                                                            (.57)            (11.67)          (12.24)



                                                                           Net asset                          Net assets,
                                                                           value, end             Total     end of period
                                                                            of period             return    (in millions)
 Year ended 7/31/2002                                                          $11.61             (8.60)%              $63
 Year ended 7/31/2001                                                           13.11              18.23                61
 Year ended 7/31/2000                                                           11.94              (3.31)               50
 Year ended 7/31/1999                                                           13.91              18.21                52
 Year ended 7/31/1998                                                           12.09               9.05                43

                                                                            Ratio of           Ratio of
                                                                             expenses         net income        Portfolio
                                                                           to average         to average         turnover
                                                                           net assets         net assets             rate
 Year ended 7/31/2002                                                             .66%              1.81%              50%
 Year ended 7/31/2001                                                             .71               2.32                49
 Year ended 7/31/2000                                                             .73               3.03                60
 Year ended 7/31/1999                                                         .75 (2)               2.90                52
 Year ended 7/31/1998                                                         .75 (2)               2.69                49



Bond Portfolio





                                                                           Net asset
                                                                               value,
                                                                            beginning
                                                                            of period
 Year ended 7/31/2002                                                          $16.56
 Year ended 7/31/2001                                                            15.79
 Year ended 7/31/2000                                                            16.17
 Year ended 7/31/1999                                                            16.93
 Year ended 7/31/1998                                                            17.17

                                                                          Income from
                                                                           investment
                                                                       operations (1)
                                                                                            Net (losses)
                                                                                                gains on
                                                                                              securities
                                                                                 Net      (both realized      Total from
                                                                           investment       realized and       investment
                                                                              income         unrealized)       operations
 Year ended 7/31/2002                                                            $.99              $(.53)            $.46
 Year ended 7/31/2001                                                            1.16                .77             1.93
 Year ended 7/31/2000                                                            1.16               (.37)             .79
 Year ended 7/31/1999                                                            1.14               (.84)             .30
 Year ended 7/31/1998                                                            1.19               (.09)            1.10

                                                                            Dividends
                                                                                  and
                                                                        distributions


                                                                            Dividends
                                                                            (from net      Distributions
                                                                           investment      (from capital            Total
                                                                              income)             gains)    distributions
 Year ended 7/31/2002                                                          $(1.09)                $-           $(1.09)
 Year ended 7/31/2001                                                           (1.16)                 -            (1.16)
 Year ended 7/31/2000                                                           (1.16)              (.01)           (1.17)
 Year ended 7/31/1999                                                           (1.06)                 -            (1.06)
 Year ended 7/31/1998                                                           (1.34)                 -            (1.34)



                                                                           Net asset                          Net assets,
                                                                           value, end             Total     end of period
                                                                            of period             return    (in millions)
 Year ended 7/31/2002                                                          $15.93               2.82%              $50
 Year ended 7/31/2001                                                           16.56              12.67                46
 Year ended 7/31/2000                                                           15.79               5.13                32
 Year ended 7/31/1999                                                           16.17               1.75                31
 Year ended 7/31/1998                                                           16.93               6.70                29

                                                                            Ratio of           Ratio of
                                                                             expenses         net income        Portfolio
                                                                           to average         to average         turnover
                                                                           net assets         net assets             rate
 Year ended 7/31/2002                                                             .70%              6.07%              70%
 Year ended 7/31/2001                                                         .75 (3)               7.18               48
 Year ended 7/31/2000                                                         .75 (3)               7.31               59
 Year ended 7/31/1999                                                         .75 (3)               6.84               54
 Year ended 7/31/1998                                                         .75 (3)               6.87               50





(1) Years ended 2000, 1999 and 1998 are based on shares outstanding on the last day of the year;
 all other periods are
 based on average shares outstanding.
(2) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.79% and 0.89% for the fiscal years ended 1999 and 1998, respectively.
(3) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.79%, 0.86%, 0.95% and 1.08%
for the fiscal years ended 2001, 2000, 1999 and 1998, respectively.


Independent Auditors' Report

To the Board of Trustees and Shareholders of Endowments:

We have audited the accompanying statement of assets and liabilities of Endowments (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolios, as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endowments as of July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 DELOITTE & TOUCHE LLP

Los Angeles, California
September 6, 2002


                               OTHER INFORMATION

Item 23. Exhibits.

  a. On file (see SEC file nos. 811-1884 and 2-34371)
  b. On file (see SEC file nos. 811-1884 and 2-34371)
  c. None
  d. On file (see SEC file nos. 811-1884 and 2-34371)
  e. None
  f. None
  g. On file (see SEC file nos. 811-1884 and 2-34371)
  h. None
  i. Not applicable to this filing
  j. Consent of Independent Auditors
  k. None
  l. Not applicable to this filing
  m. None
  n. None
  o. None
  p. On file (see SEC file nos. 811-1884 and 2-34371)

Item 24. Persons Controlled by or under Common Control with Registrant.

  None.

Item 25. Indemnification.

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser.

  None.

Item 27. Principal Underwriters.

  (a)  Not Applicable.
  (b)  Not Applicable.
  (c)  Not Applicable.

Item 28. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940 are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower (Suite 1800), San Francisco, California 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the Trust's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are also maintained and kept by the Trust's custodian, The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017.

Item 29. Management Services.

  None.

Item 30. Undertakings.

  None.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 27th day of September, 2002.

      ENDOWMENTS
      By /s/ Patrick F. Quan
       Patrick F. Quan, Vice President and Secretary

ATTEST:
/s/ Melem Eday
Melem Eday

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on September 27, 2002 by the following persons in the capacities indicated.

         Signature                                                              Title

(1)      Principal Executive Officer:

         /s/ Frank L. Ellsworth                                                 Trustee

         (Frank L. Ellsworth)

(2)      Principal Financial Officer and

         Principal Accounting Officer:

         /s/ Susi M. Silverman                                                  Treasurer

         (Susi M. Silverman)

(3)      Trustees:

         /s/ Robert B. Egelston

         Robert B. Egelston                                                     Trustee

         Steven D. Lavine*                                                      Trustee

         Joseph M. Lumarda*                                                     Trustee

         Patricia A. McBride*                                                   Trustee

         Gail L. Neale*                                                         Trustee

         /s/ Robert G. O'Donnell

         Robert G. O'Donnell                                                    Chairman

         Thomas E. Terry*                                                       Trustee

         Robert C. Ziebarth*                                                    Trustee


*By /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact
  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Counsel